Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2019
Trade and other receivables and other current assets
Trade and other receivables and other current assets

17. Trade and other receivables and other current assets

	December 31,
	2019	2018	2017
	(Euro, in thousands)
Trade receivables	€39,603	€9,206	€22,133
Prepayments	292	142	543
Other receivables	14,114	9,261	5,289
Trade and other receivables	54,009	18,609	27,966
Inventories	255	276	279
Accrued income	4,443	3,863	2,584
Deferred charges	4,439	4,104	3,825
Other current assets	9,138	8,244	6,688
Total trade and other receivables & other current assets	€63,147	€26,852	€34,653

The carrying amount of trade and other receivables approximates their fair value. Other current assets mainly included accrued income from subsidy projects and deferred charges.

On December 31, 2019, we did not have any provision for expected credit losses.